ADVANCED SERIES TRUST

AST T. Rowe Price Natural Resources Portfolio

Supplement dated June 14, 2022 to the

Currently Effective Summary Prospectus and Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST T. Rowe Price Natural Resources Portfolio (the Portfolio), and the Prospectus for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust recently approved amending the subadvisory agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) with T. Rowe Price Associates (T. Rowe Price) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional management fee waiver for the Portfolio. The Trust’s Prospectus with respect to the Portfolio is revised as follows, effective immediately:

I.	The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.03%
=Total Annual Portfolio Operating Expenses	1.01%
-Fee Waiver and/or Expense Reimbursement	(0.11)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.90%

(1) The Manager has contractually agreed to waive 0.112% of its investment management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/ reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Natural Resources Portfolio	$92	$311	$547	$1,226

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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